Exhibit 99.1


This Statement on Form 4 is filed by Dolphin Offshore Partners, L.P., Peter E. Salas, Dolphin Management Inc., Dolphin Advisors, LLC and Dolphin Direct Equity Partners, L.P. Each of the Reporting Persons has a principal business address at c/o Dolphin Asset Management Corp., 129 East 17th Street, New York, New York 10003

The Name of the Designated Filer hereof is: Dolphin Offshore Partners, L.P. The Date of Event requiring statement hereof is: January 20, 2005 The Issuer Name and Ticker or Trading Symbol is: Boston Restaurant Associates, Inc. (BRAI)

                                               /s/ Peter E. Salas
                                               ---------------------------------
                                                   PETER E. SALAS

                                           DOLPHIN MANAGEMENT INC.

                                           By:  /s/ Peter E. Salas
                                                --------------------------------
                                           Name:   Peter E. Salas
                                           Its:    President

                                           DOLPHIN OFFSHORE PARTNERS, L.P.

                                           By:  Dolphin Management Inc.
                                           Its:  Managing Partner

                                           By:  /s/ Peter E. Salas
                                                --------------------------------
                                           Name:       Peter E. Salas
                                           Its:        President

                                           DOLPHIN ADVISORS, LLC

                                           By: Dolphin Management Inc.
                                           Its:  Managing Member

                                           By:   /s/ Peter E. Salas
                                                --------------------------------
                                           Name:       Peter E. Salas
                                           Its:        President

                                           DOLPHIN DIRECT EQUITY PARTNERS, LP

                                           By:  Dolphin Advisors, LLC
                                           Its:  Managing Partner

                                           By:  Dolphin Management Inc.
                                           Its:  Managing Member

                                           By:   /s/ Peter E. Salas
                                                --------------------------------
                                           Name:       Peter E. Salas
                                           Its:        President